UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2002

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Suite 300 Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

     SPECIAL CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

     From time to time, in both written reports (such as this report) and oral statements, Salem Communications Corporation ("Salem" or the "company", including references to Salem by "we," "us" and "our") makes "forward-looking statements" within the meaning of Federal and state securities laws. Disclosures that use words such as the company "believes," "anticipates," "expects," "may", "projects" or "plans" and similar expressions are intended to identify forward-looking statements, as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current expectations and are based upon data available to the company at the time of the statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations including, but not limited to, Salem's ability to close and integrate announced transactions, competition in the radio broadcast, publishing and Internet industries and from new technologies; Salem's funding needs and financing sources; market acceptance of recently launched music formats and adverse economic conditions. These risks as well as other risks and uncertainties are detailed from time to time in Salem's periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Forward-looking statements made in this report speak as of the date hereof. The company undertakes no obligation to update or revise any forward-looking statements made in this report. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by Salem about its business. These projections or forward-looking statements fall under the safe harbors of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act").

ITEM 5.	OTHER EVENTS.

      This amended Current Report on Form 8-K/A is being filed to include as Exhibit 99.1 a press release issued July 9, 2002. The press release was previously described in a Current Report on Form 8-K filed on July 22, 2002, but was not included as an exhibit to such filing.

      On July 9, 2002, Salem Communications Corporation (Nasdaq:SALM) announced that it had signed an agreement with Susquehanna Radio Corporation to sell it's Cincinnati, Ohio country music station, WYGY-FM for $45.0 million in cash. Pending FCC approval, the company expects to close this transaction in approximately 90 days. A copy of the related press release is attached hereto as Exhibit 99.1.

      WYGY-FM a Country music station, was acquired by the company in August 2000. At that time, it had a 2.0 audience share. Today, the station has a 4.0 share, is poised to become a franchise Country music station in Cincinnati and is projected to generate between $0.7 million and $1.0 million of broadcast cash flow in 2002. The proceeds from the sale of WYGY-FM will substantially strengthen the company's balance sheet. Upon the close of this acquisition, Salem will continue to own and operate radio stations WBOB-AM, a Sports Talk station and WTSJ-AM, a Christian Teaching/Talk station in the Cincinnati market.

      On July 15, 2002, Salem reached a settlement in a legal proceeding against it and its subsidiary OnePlace initiated by Gospel Communications International, Inc. ("GCI"). The demand and the company's cross-complaint related to a written contract between GCI and OnePlace. Separately, Salem also recently settled two other litigation matters. As a result of these settlements, Salem will record a one-time charge of approximately $2.5 million and a charge against broadcast operating expenses of approximately $0.2 million in the second quarter of 2002.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	July 9, 2002 press release of the Registrant.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: July 23, 2002
By: /s/ EILEEN HILL

Eileen Hill
Vice President of Finance

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	July 9, 2002 press release of the Registrant.

EXHIBIT 99.1

SALEM COMMUNICATIONS ANNOUNCES SALE OF WYGY-FM IN CINCINNATI

CAMARILLO, Calif., July 9, 2002 -- Salem Communications Corporation (Nasdaq: SALM), the leading radio broadcaster focused on religious and family themes programming, announced today that it has signed an agreement with Susquehanna Radio Corporation to sell its Cincinnati, Ohio country music station, WYGY-FM for $45.0 million in cash. Pending FCC approval, the company expects to close this transaction in approximately 90 days.

Edward G. Atsinger III, President and CEO, commented, "Just under two years ago we acquired WYGY-FM in a Country music format. At that time, it had a 2.0 audience share. Today, the station has a 4.0 share and is poised to become a franchise Country music station in Cincinnati. While we are obviously pleased with the operational progress of WYGY-FM, we believe the sale of this radio station, which is in a non-strategic format and is not operated as part of a cluster, is the best means to maximize return on investment for our shareholders. The sales price, we believe, appropriately reflects the improvements we have made in the operations of this station. Equally importantly, the proceeds from the sale of WYGY-FM will substantially strengthen our balance sheet."

Upon the close of this acquisition, Salem will continue to own and operate radio stations WBOB-AM, a Sports Talk station and WTSJ-AM a Christian Teaching/Talk station in the Cincinnati market.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading radio broadcaster focused on religious and family themes programming. Upon the close of all announced transactions, the company will own and/or operate 82 radio stations, including 57 stations in the top 25 markets. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to over 1,600 affiliated radio stations throughout the United States; Salem Radio Representatives, a national sales force; OnePlace.com, a leading Internet provider of Christian radio content; and CCM Communications, a leading publisher of contemporary Christian music trade and consumer publications.

Statements used in this press release that relate to future plans, events or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close on this transaction. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Amanda Strong-Larson
Manager of Investor Relations
Salem Communications
(805) 987-0400 x1081
amandas@salem.cc

John Buckley or Kim Holt
Brainerd Communicators
(212) 986-6667
buckley@braincomm.com and
holt@braincomm.com